UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):

May 10, 2010

MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5271 Viewridge Court, Suite 100

San Diego, California 92123

(Addresses of principal executive offices, including zip code)

(858) 503-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

2005 Omnibus Equity Incentive Plan (“Omnibus Plan”) Amendments

The Board of Directors (the “Board”) of Maxwell Technologies, Inc. (“Maxwell”) previously approved, subject to stockholder approval, amendments to the Omnibus Plan that would (1) increase the plan’s share pool by an additional 1,000,000 shares, from 1,750,000 shares to 2,750,000 shares and (2) approve the material terms of the Omnibus Plan, including the performance goals that may be used in structuring awards granted under the Omnibus Plan that are intended to qualify as “performance-based compensation” for certain federal corporate income tax purposes under Internal Revenue Code Section 162(m).

According to the results from the Company’s Annual Meeting of Shareholders held on May 6, 2010 (the “Annual Meeting”), the Company’s stockholders approved these amendments to the Omnibus Plan. The foregoing description of the amendments is qualified in its entirety by reference to the text of the amended version of the Omnibus Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Maxwell Technologies, Inc. was held on May 6, 2010. At the meeting, stockholders elected three Class II directors to serve on the Board of Directors until the 2013 Annual Meeting of the Stockholders or until their successors have been duly elected and qualified.

The three directors elected at the meeting were Mark Rossi, Jean Lavigne and Burkhard Göeschel. The votes cast for the three elected directors were as follows:

NAME	Votes For	Votes Against
Mark Rossi	15,559,489	2,059,201
Jean Lavigne	15,518,798	2,099,892
Burkhard Göeschel	16,856,487	762,203

The second matter voted on by the stockholders of Maxwell Technologies, Inc. was to approve an increase in the number of shares of common stock reserved for issuance under the 2005 Omnibus Equity Incentive Plan from 1,750,000 shares to 2,750,000 shares and approve for federal tax purposes the performance goals that may be used with respect to certain performance-based awards granted under the Plan. The votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non- Vote
13,978,895	3,131,124	508,671	4,665,102

The third matter voted on by the stockholders of Maxwell Technologies, Inc. was the ratification of the appointment of McGladrey & Pullen LLP as the Company’s independent auditors for the 2010 fiscal year. The votes cast were as follows:

Votes For	Votes Against	Abstain
22,065,442	141,863	76,487

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1	Maxwell Technologies, Inc. 2005 Omnibus Equity Incentive Plan, as amended through May 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ KEVIN S. ROYAL
Kevin S. Royal
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Date: May 10, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Maxwell Technologies, Inc. 2005 Omnibus Equity Incentive Plan, as amended through May 6, 2010